LONG TERM NOTE PAYABLE	3 Months Ended	10 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes to Financial Statements
LONG TERM NOTE PAYABLE

NOTE 5– LONG TERM NOTE PAYABLE

The Company placed a $500,000 secured convertible note payable with a single investor. The note has a term of 3 years, an interest rate of 10%, is convertible into the Company’s common stock at $1 per share and is secured by oil and gas leases held by South Uintah Gas Properties, Inc.

NOTE 4 – CONVERTIBLE PROMISSORY NOTES

The Company has issued $500,000 of convertible promissory notes. The notes earn interest at 6% per annum, are unsecured, with principal and interest convertible in whole or in part by the holder into common shares of the Company at $.25 per share any time prior to repayment. Conversion of the entire principal amount of $500,000 would result in an additional 2,000,000 outstanding common shares. The notes are due at various dates from April through July 2012. 2,000,000 common stock purchase warrants exercisable at $.50 were issued in connection with these notes. The Company has recognized no beneficial conversion expense on the convertible notes as the Company’s common stock currently has no trading market or established cash market price.

In December 2011, the Company’s majority owned subsidiary, Hinto Energy, Inc., issued a $500,000 secured three year note payable, with principal and interest convertible in whole or in part by the holder into common shares of Hinto Energy, Inc. at $1.00 per share any time prior to repayment, and bearing interest at 10% per annum, with interest payable quarterly. The Company has recognized no beneficial conversion expense on the convertible note as the conversion feature was not in the money.